Appendix VI: Key Regulatory Issues and Concessions and Licenses Held by the Telefonica Group	12 Months Ended
Dec. 31, 2019
Disclosure of detailed information about service concession arrangements [abstract]
Appendix VI: Key Regulatory Issues and Concessions and Licenses Held by the Telefonica Group
Appendix VI: Key regulatory issues and concessions and licenses held by the Telefónica Group
Regulations
As a digital telecommunications operator, the Telefónica Group is subject to sector-specific telecommunications regulations, general competition law and a variety of other regulations, including privacy and security, which can have a direct and material effect on the Group’s business areas. The extent to which regulations apply to the Telefónica Group depends largely on the nature of its activities in a particular country, with traditional fixed telephony services and fixed broadband usually subject to stricter regulations.
In order to provide services and operate its networks and to use spectrum, the Telefónica Group must obtain general authorizations, concessions and/or licenses from the pertinent authorities in each country in which the Group operates (hereinafter referred to as national regulatory authorities or NRAs). The Group is also required to obtain radio frequency licenses for its mobile operations.
This section describes the legislative framework and the recent legislative key developments in the most relevant countries and regions in which the Group has significant interests. Many of the legislative changes and the adoption of regulatory measures by sector-specific regulators which are described in this section are in the process of being adopted and, therefore, have not yet concluded.
Electronic Communication Regulation in the European Union
By Directive (EU) 2018/1972, of December 11, 2018, the European Code of Electronic Communications (EECC in its acronym in English) was approved by the European Parliament and the Council. The Member States have a period of 2 years (until December 21, 2020) to transpose said Directive into their national legislation.
The Code includes measures to stimulate investment on very high capacity network (VHCN), modernization of the provisions of the Universal Service and certain changes in the regulation of services with the aim of balancing the supply conditions (Level Playing Field) between telecom operators and OTTs. In addition, some improvements are included for the coordination of spectrum management processes throughout the EU as well as a harmonization of licenses duration up to 20 years. In relation to the establishment of an upper limit at European level for both fixed and mobile termination rates (FTRs/MTRs), it is worth mentioning that their drop in recent years has been so important that future decreases are estimated to have a much modest impact on incomes that they had in the past.
In general, different provisions included in the new Code are so extensive and complex that its final impact will highly depend on the interpretation that National Regulatory Authorities made in each Member State. The EECC will continue to oblige National Regulatory Authorities to analyze telecommunications markets and determine whether any operators dominate the market. Such operators will continue to be designated as having significant market power (SMP) and face regulatory obligations in that territory. In the case of fiber networks, such SMP obligations could be relaxed if co-investment agreements bear fruit among other network operators.
In parallel to the Code, the Body of European Regulators of Electronic Communications (BEREC) approved its Regulation (EU) 2018/1971 that among other provisions, it includes the regulation of Intra-EU calls. It should be noted that this legislative act modifies the Regulation (EU) 2015/2120, by introducing a maximum price of 19c€/min of communications within the European Union (“intra-community communications”) and a limit of 6 c€ per SMS, which entried into force on May 15, 2019.
Telecom Single Market
EU Regulation 2015/2120 of the EP and of the Council of November 25, 2015, lays down measures basically concerning open Internet access (Net Neutrality) and roaming on public mobile communications networks within the Union.

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Roaming: Since June 15, 2017, operators have not been allowed to charge roaming users within the EU additional fees to their domestic prices for roaming calls, SMS and data services. However, in some circumstances, operators may still apply consumption limits and additional surcharge under a "fair use policy" or additional surcharges under the sustainability exemption. On June 9, 2017, an agreement between the Parliament and the Council approving maximum wholesale caps was published. These caps are effective from June 15, 2017 for roaming services with the following currents limits that remain in force until June 30, 2022: i) 0.01€/SMS; ii) 0.032€/minute; iii) data service glide path: 4.5€/GB (2019); 3.5€/GB (2020); 3€/GB (2021) and 2.5€/GB (2022). On 29 November 2019, the Commission published the first full review of the roaming market, showing that the current retail and wholesale regulation is still necessary. Based on the previous, during 2020 the Commission should therefore take the necessary steps, including legislative measures, to ensure that Europeans continue to benefit from roaming without surcharges in the coming years and that wholesale markets are working well.

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Net Neutrality: Under the principle of network neutrality applicable to Internet access services area, network operators are not permitted to establish technical or commercial restrictions regarding the terminals that can be connected or the services, or applications and contents that can be accessed or distributed through the Internet by the end user. It also refers to the non-discriminatory behavior (e.g. non-anticompetitive) to be adopted by operators regarding the different types of Internet traffic circulating through their networks.

Digital Single Market
Among the most relevant regulatory initiatives we can find the following:

•	Content Package:

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On November 28, 2018, the audiovisual Directive (AVMS) was published in the Official Journal of the European Union. The text came into force on December 19, and must be transposed into national law in the EU member States within 21 months (by September 19, 2020). Among the main novelties, it includes greater protection of children, limits on advertising and boost to European production. Rules will apply to television channel and also to video-on-demand platforms and distribution of videos, as well as to live broadcasts on these platforms. In particular video sharing platforms will be obliged to reserve at least 30% of European production in their video catalogs on demand. In addition, Member States may impose financing obligations to providers of VOD services established in another Member State but offering services in their countries.

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The Geo-Blocking Regulation tries to limit geographically-based restrictions which undermine online shopping and cross-border sales. The Regulation was published in February 2018, being applicable from December 2018 and being reviewed in two years by the European Commission (EC) with the aim of assess any possible inclusion of copyright protected material within its scope of application. The final text has reached an agreement on some of the controversial points; in particular, copyright protected audiovisual content ended up being left out of the scope of the Regulation. This outcome is a positive result for rights holders and for pay TV services industries.

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Copyright Package: The EC presented a legislative package proposal in September 2016, regarding on the one hand, the proposed revision of the Cable and Satellite Regulation, and on the other, the revision of the Copyright Directive.

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Directive 2019/789 of the European Parliament and of the Council (former Cable and Satellite Directive 93/83/EEC), which was adopted on 17 April 2019, sets out the rules on the exercise of copyright and related rights applicable to certain online transmissions by broadcasters and to retransmissions of radio and television programmes. Member States must incorporate the Directive into their national legislation within two years of its entry into force. The Directive will provide users of any Member State a greater variety of choice of TV programs and radio online originated in any EU country by facilitating licensing of material protected by Copyright rights included in these programs. Among the main measures, the Directive proposes: i) to promote cross-border provision of ancillary online services to broadcast (simulcasting and catch up) applying the principle of country of origin on remuneration rights, and, ii) to facilitate retransmission rights through other technologies apart from cable and satellite, such as IPTV, mobile and Internet (always in a controllable environment) of TV and radio generated in other Member States applying the compulsory collective management regime.

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Regarding the Directive 2019/790 on Copyright in the Digital Single Market, which was approved on 17 April 2019, the main issues addressed therein are a further capacity of choice and access to online content and cross-border access. The Directive extends the scope of application of some exceptions and limitations in the fields of education, text and data mining for scientific research, cultural heritage and to improve a sustainable and a better balanced contractual relationship between authors and industries. Among other measures, platforms would not automatically be legally responsible for hosting content for which they have not obtained a license. The provision on the value Gap (article 17) is much more focused on making sure that platforms are legally required to prevent unauthorized content from appearing online. It seems, cloud providers and internet access providers are expressly excluded from this obligation.

Data Protection
In relation with Data Protection & Privacy, the new General Data Protection Regulation (GDPR) of April 27, 2016, directly applicable in all member States in Europe from May 25, 2018, introduces administrative fines of up to 4% of an undertaking’s annual global turnover of the preceding financial year for breaching the new data protection rules. Member States, among them Spain, Germany and United Kingdom have adopted implementing measures of this Regulation.
In Spain, on December 5, 2018 the Personal Data Protection and Digital Rights Act was approved. This Act implements GDPR in Spain, addressing several particularities concerning data blocking for judicial purposes or specific matters on databases for advertising purposes or data relating to deceased people. Equally, it implements procedural mechanisms within the framework of legal investigations concerning potential infringements of the GDPR.

On January 10, 2017, the EC put forward its proposal for a Regulation on ePrivacy, which will replace the current Directive 2002/58/EC on privacy in the electronic communications sector and will complement the GDPR. The EC proposal also introduces administrative fines of up to 4% of an undertaking’s annual global turnover of the preceding financial year for breaching new regulation. In this area, a strict data protection and privacy regulation may result in limitations on the ability to offer innovative digital services. Discussions on the future e-Privacy Regulation will continue in 2020.
On the other hand, the Privacy Shield, approved by the EC on July 12, 2016 to lay out the framework for the international transfer of personal data from the EU to the US, was challenged before the EU's General Court by civil-society groups. One of the appeals was not admitted and the admission of a second appeal is still pending. On 23rd of October 2019, EC published its report on the third Annual Review of the functioning of the EU / US Privacy Shield. The report concludes that the United States continues to guarantee an adequate level of protection of transferred personal data under the Privacy Shield and stresses important improvements in the last year such as appointments to key oversight and redress bodies (eg.: Privacy Shield Ombudsperson). On 19th of December 2019, the Advocate General of the European Court of Justice issued his initial conclusions on the validity of the Standard Contractual Clauses (SCC). The Advocate General concludes that EC Decision 2010/87/EC on the SCC for the transfer of personal data to processors established in third countries is valid as there are already sound mechanisms to ensure that transfers based on such SCC are suspended or prohibited where those Clauses are breached or impossible to honour. In addition, the Advocate General raised certain doubts as to the conformity of the Privacy Shield Decision to the GDPR. The Conclusions of the Advocate General are not binding on the European Court of Justice. However, in most cases the ECJ Ruling follows the interpretation of the Advocate General. The final Ruling is expected in February/March 2020.
Radio spectrum policy

On December 14, 2016, the three European institutions reached an agreement on how to coordinate the use of the 700 MHz band facilitating the introduction of 5G as of 2020. The 700 MHz band should be assigned to mobile operators and made available for wireless broadband use by June 30, 2020, at the latest, in all EU Member states. Duly justified exceptions on grounds defined in Decision 2017/899/CE are allowed until June 30, 2022.
EU competition law
European competition provisions have the force of law in Member States and, therefore, are applicable to our operations in those States.
The Treaty on the Functioning of the European Union (TFEU) prohibits “concerted practices” and any agreement between companies that may affect trade between Member States and that restricts or has the objective of restricting competition in domestic market. The Treaty also prohibits any abuse of dominant position within the European Union or any considerable part thereof that may affect trade between Member States.
The Community Merger Regulation requires that all mergers, acquisitions and joint ventures involving companies that meet certain volume thresholds are subject to review by the EC rather than the national competition authorities. In accordance with the amended Community Merger Regulation, market concentrations that significantly impede effective competition in the market will be prohibited. The European Commission has the authority to apply the EU framework for the defense of the competition.
There are similar competition rules in the legislation of each Member State. Those responsible for ensuring compliance are the national competition authorities. All European countries in which Group Telefónica operates and to which we refer below are Member States of the European Union.
Spain
General regulatory framework
The legal framework for the regulation of the telecommunications sector in Spain is governed by the General Telecommunications Law (9/2014) of May 9. The main modifications of this Law compared to the previous one were the reduction of administrative burdens to boost networks deployments, as well as the adoption of complementary measures for boosting investment in telecommunications sector.
The Market and Competition National Commission, or CNMC, created by the Law 3/2013, assumed in 2013 its role as telecommunications and audiovisual service regulator in Spain. This organism is also the competition authority in Spain and the national regulatory authority for transport, postal services and energy.
The main licenses and concessions held by Telefónica in Spain are listed at the end of this Appendix VI under the title “Main concessions and licenses held by the Telefónica Group”.
Market analysis
The obligations imposed by the national regulator in the most relevant markets in which Telefónica is deemed to have Significant Market Power (SMP) are detailed below.
Fixed markets
Wholesale fixed access and call origination market
On January 17, 2017, the CNMC approved the definition and the analysis of the market for access and call origination on fixed networks. Considering that Telefónica has SMP, the CNMC imposed specific obligations to Telefónica regarding the provision of origination services, preselection and wholesale access service to the telephone line on a cost-oriented production, and regarding the implementation of an accounting system. Telefónica was imposed, among others, the obligation of no discrimination, transparency and separation of accounts.
Fixed call termination market on individual networks
In July 2019, the CNMC carried out a new round of market analysis in terminated fixed networks, reaching the same conclusions as in the prior analysis and concluded that every single provider, including Telefónica de España, are dominants in terminating fixed networks and, as a consequence, are obliged to provide the terminating service applying cost-orientation and non-discrimination obligations to the rest of operators, according to a purely incremental costs model.
Relevant developments are the updating of terminating prices for the period 2019-2021, as well as the possibility of charging a surcharge for traffic originated outside the EU under the principle of reciprocity. The approved prices are as follows: from August 2019 until December 31, 2019 at €0.0643 per minute; from January 1, 2020 until December 31, 2020 at €0.0593 per minute and from January 1, 2021 at €0.0545 per minute.
Mobile market
Mobile network call termination
In January 2018, the CNMC adopted the final decision setting the rate of MTR for mobile operators at 0.0067 €/min during the year 2019.
Wholesale (physical) to network infrastructure access and wholesale broadband access
In February 2016, the CNMC adopted a Resolution which established the elimination of the 30 Mbps limit and the incorporation of geographical segmentation to the regulation for the residential customers, so that Telefónica is not obliged to offer wholesale broadband services access (bitstream) in the most competitive areas (66 cities). In this sense, Telefónica de España is only obliged to offer its wholesale broadband access services (bitstream) for residential segment in non-competitive areas. The price of fiber wholesale access services is calculated under a model of economic replicability of Telefónica's retail offerings in the residential and business segments. The price of access services to the copper network is cost oriented. For the business segment, the Resolution requires Telefónica de España to offer its wholesale broadband access services both on the copper and fiber network, throughout the national territory. It is anticipated that this Resolution will remain in force for at least five years. Its implementation is expected to result in a moderate increase of the current regulatory obligations of Telefónica in Spain, due to the mandatory granting of access to other operators to its fiber network, and due to certain aspects relating specifically to the business segment (high quality bitstream service for business customers with national coverage).
On January 18, 2017, the CNMC adopted a Resolution which approved the reference offer of the new wholesale unbundled virtual access service to Telefónica's new broadband Ethernet service (local NEBA). NEBA services are expected to allow alternative operators more flexibility to structure their retail offers over Telefónica's fiber network. In March 2018, the CNMC approved the methodology to be used to assess the maximum wholesale access price which Telefónica could charge to other operators for accessing the optical fiber network in regulated areas (NEBA Local and NEBA services), set at 17.57 €/month. This price will be updated twice a year in order to assess whether Telefónica's retail offers (broadband flagship products) are economically replicable with such price.
In July 2018, the CNMC approved the methodology to analyze whether Telefónica’s business offers can be replicated by other operators.
Those Resolutions has been appealed by Telefónica de España.
Universal service obligations
Telefónica de España has been designated the operator responsible for the provision of the connection to the public electronic communications network for a three-year maximum period (January 1, 2017 - December 31, 2019), with the possibility of establishing broadband data connection with a descending speed no less than 1 Mbit per second, and the provision of the public telephone service available from a fixed location.
On December 28, 2018, the Government approved by Royal Decree 1517/2018, the modification of the regulatory framework applicable to Universal Service, eliminating the obligation to provide telephone directories that was assigned to Telefónica de España, S.A.U. from January 1, 2017, but maintaining its designation as operator in charge for the provision of a sufficient supply of public payphones until December 31, 2019. This Resolution has been appealed by Telefónica.
The Minister of Economy and Business has sent a draft proposal for the designation of Telefónica de España as the operator responsible for the Universal Service Obligation (Network access and telephone service, public payphones) for a period of three and two respectively from January 1, 2020.
Spectrum
In Spain, the auction for the 700 MHz band related to the "second digital dividend" is expected to occur during 2020, and it is probable that the spectrum in the 3.4-3.6GHz band, currently in use by the Ministerio de Defensa, will also be auctioned during 2020 (up to a maximum of 40MHz).
Additionally, Telefónica is in the process of extending its administrative concessions in the 3.4-3.6 GHz band (2x20 MHz) and the 2.1 GHz band (2x5 MHz+ 5 MHz). In both cases, the initial term of the concession expires in April 2020 with the possibility of an extension of 10 additional years (until 2030). As of December 31, 2019, Telefónica had completed the deployment of LTE nodes mandated by Ministerial Order of October 29, 2018 approving the Plan to enable access to broadband services at 30 Mbps speed or higher. This obligation applies to operators such as Telefónica holding licenses in the 800 MHz band, and compliance with the relevant loading conditions will be monitored by relevant administrative authorities over the next five years.
Contribution to RTVE funding
In August 2009, the Radio and Television Corporation Finance Law (Ley de Financiación de la Corporación de Radio y Television Española) was approved establishing that: (i) telecommunication operators which operate nationwide or at least in more than one region, have to pay a fixed annual contribution of 0.9% of the invoiced operating income of the year (excluding the revenues of the wholesale reference market), and (ii) the concessionaire companies and providers of TV services which operate nationwide or at least in more than one region have to pay an annual fixed contribution to the RTVE funding as follows: (a) 3% on the gross revenue of the year for open concessionaire companies or TV services providers; and (b) 1.5% on the gross revenue of the year for concessionaire companies to provide Pay TV services.
Contributions made to the funding of RTVE were appealed by Telefónica España and Telefónica Móviles España. The proceedings are currently on hold waiting for the ruling on (i) a prejudicial question submitted by the National High Court to the Court of Justice of the European Union; and (ii) also on an unconstitutionality question submitted to the Spanish Constitutional Court regarding compliance of the underlying law with the European legislation and the Spanish Constitution.
Acquisition of Distribuidor Oficial de Televisión, S.A. (DTS)
The Resolution of the CNMC of April 22, 2015 authorized the acquisition of the exclusive control of DTS (Distribuidor Oficial de Televisión, S.A.) by Telefónica de Contenidos, S.A.U. As a result of such authorization, the new entity assumed a set of commitments for a five-year period, which briefly are: i) the obligation to make available a wholesale offer of channels with premium content, that allows the replicability of Telefónica retail Pay TV offer; ii) the prohibition of including a period of permanence clause in contracts for Pay TV packages; iii) the prohibition of attract DTS customers for a period of two months; iv) the obligation to keep at least three international routes uncongested with three Internet Connectivity Providers; and v) the prohibition of formalizing exclusive contracts exceeding three years with content providers.
Germany
General regulatory framework
The European Union legislative framework was implemented in Germany at the end of June 2004, by the approval of Telecommunications Act (Telekommunikationsgesetz). Following the adaptation of the 2009 EU Telecom Package, the Telecommunications Act has been repeatedly amended over the last years. The national regulatory authority responsible for regulation of electronic communication networks and services is the Bundesnetzagentur, or BNetzA.
The main licenses and concessions held by Telefónica in Germany are listed at the end of this Appendix VI under the title “Main concessions and licenses held by the Telefónica Group”.
Spectrum
In Germany, on March 19, 2019, the auction for the allocation of the frequencies expiring at the end of 2020 and the end of 2025 at 2 GHz and the frequencies from 3.4 to 3.7 GHz began. In addition to Telefónica Deutschland Group, Vodafone GmbH, Telekom Deutschland GmbH and Drillisch Netz AG, part of the 1&1 Drillisch Group, were admitted to the auction. The auction ended on 12 June 2019. At 2 GHz, the Telefónica Deutschland Group acquired a paired block of 5 MHz with a running time from 2021 and a paired block of 5 MHz with a running time from 2026 as well as seven unpaired blocks of 10 MHz each at 3.6 GHz. The auctioned spectrum will run until the end of 2040.
With regard to payment, Telefónica Deutschland Group, like the other auction participants, reached an agreement with the Federal Republic of Germany on September 5, 2019, as part of a national mobile communications pact, on payment facilities in the form of deferrals and installments. In return, the Telefónica Deutschland Group undertook to build 333 additional mobile communications locations in white spots by the end of 2021; in addition, 99% of households nationwide are to be supplied with LTE by the end of 2020 and each federal state by the end of 2021.
The actions brought to court by Telefónica in the context of the above mentioned auction against the German NRA (BNetzA) Decisions I and II on the methods to award the frequencies and against Decisions III and IV on the conditions for frequency usage and auction rules are ongoing either in the first instance or on appeal.
On November 21, 2019, BNetzA has started an application procedure for the assignment of spectrum for local broadband in the 3.7 to 3.8 GHz range, in particular for 5G applications.
Overall mobile communications concept for 2019
On November 17, 2019, the German government implemented this decision by adopting a "mobile communications strategy" aimed at achieving rapid nationwide coverage. The strategy paper includes, among other things, the simplification and acceleration of approval procedures, an increase in the number of usable locations, a mobile radio subsidy program for rural areas, and the establishment of a mobile radio infrastructure company to support and accelerate the expansion of the network.
Merger of Telefónica and E-Plus
On December 18, 2019, Telefónica Deutschland and 1&1 Drillisch signed an agreement,approved by BNetza on January 29, 2020, to lease 1&1 Drillisch 2x 10 MHz in the 2.6 GHz band until the end of 2025, when this license expires. In return, Telefónica Deutschland will receive an annual fee. With this agreement, Telefónica Deutschland will comply with another commitment agreed with the EC, in the context of the merger of Telefónica Deutschland and E-Plus.
On February 22, 2019, the EC initiated formal proceedings against Telefónica Deutschland Group for the implementation of the commitment to grant 4G wholesale services resulting from the merger of Telefónica/E-Plus by issuing a Statement of Objections. Telefónica Deutschland commented on the Statement of Objections on April 26, 2019.
Merger of Vodafone and Unitymedia
On July 18, 2019, the EU Commission approved Vodafone's planned acquisition of Liberty Global's operations in Germany, the Czech Republic, Hungary and Romania. This includes in particular the operation of Liberty Global's cable networks in these countries. As the EC raised competition concerns in March 2019, in particular for Germany, the approval is conditional on the full implementation of a package of commitments submitted by Vodafone. The commitments also include an agreement between Telefónica Deutschland and Vodafone for access to the cable network of Vodafone and Unitymedia in Germany. The agreement has thus also been cleared by the EC and has become effective.
Market reviews
Mobile termination rates (MTR)
The most recently valid MTR of EUR 0.95 cents per minute expired on November 30, 2019. The MTR valid as of December 1, 2019, have been approved at 0.90 EUR cents per minute until November 30, 2020. As of November 30, 2021, a rate of 0.78 EUR cents per minute and from December 1, 2021 a rate of 0.70 EUR cents per minute was approved.
Fixed termination rates (FTR)
In a resolution dated June 28, 2019, BNetzA fixed the FTR retroactively for 2019 at EUR 0.08 cents per minute. For the year 2020 the rate is 0.06 EUR cents per minute and for the year 2021 0.05 EUR cents per minute.
BNetzA consultation and market studies on fiber optic infrastructures
The studies by BNetzA in 2017 on “Issues in rates regulation for FttH/B-based wholesale products with a view to the development of fiber optic infrastructures capable of high performance” as well as on the need for regulation and the existence of significant market power on markets 3a (wholesale local access provided at a fixed location) and 3b (wholesale central access provided at a fixed location for mass-market products) continued in 2018. The key aspect of these studies were questions of regulatory support for an accelerated roll-out of fiber optic networks based on rates and whether FttH/B-based wholesale products will continue to be assigned to the nationwide connection market in which copper-based connections and cable-based connections can also be found. Initial decisions are expected to be made in 2020.
United Kingdom
General legislative framework
The EU Regulatory Framework was implemented in the United Kingdom by the Communications Act in 2003. The Office of Communications, or Ofcom, is designated as the NRA responsible for the regulation of electronic communications networks and services.
The main licenses and concessions held by Telefónica in the United Kingdom are listed at the end of this Appendix VI under the title “Main concessions and licenses held by the Telefónica Group”.
Wholesale price regulation
Following a market review, mobile termination rates for all mobile providers, including the four national mobile communications operators are subject to controls based on the pure long-run incremental cost ("pure LRIC") approach. The present mobile wholesale termination rate is 0.479 ppm. That is expected to fall to 0.471 ppm from April 1, 2020 to March 31, 2021, subject to the rate of inflation.
Spectrum
From 2017, Telefónica United Kingdom has to maintain its obligations in the 800 MHz spectrum license, to provide indoor coverage to 98% of the United Kingdom population (and 95% of the populations of each of England, Wales, Scotland and Northern Ireland) and in its 900/1800 MHz spectrum license, to provide voice and text services to 90% of the UK landmass.
In an auction ending in April 2018, Telefónica United Kingdom won 20 year licences for 40 MHz of 2.3 GHz spectrum and 40 MHz of 3.4 GHz spectrum.
Ofcom is planning to auction 700 MHz and 3.6 GHz - 3.8 GH spectrum in the second quarter of 2020.
Separately, in October 2019, the Government announced its support of an industry proposal to bring 4G coverage to 95 per cent of the UK by 2025, through a shared rural network.
Brazil
General legislative framework
The delivery of telecommunications services in Brazil is subject to regulation under the regulatory framework provided in the General Telecommunications Law enacted in July 1997. The National Agency for Telecommunications (Agência Nacional de Telecomunicações or ANATEL), is the principal regulatory authority for the Brazilian telecommunications sector.
Brazilian competition regulation is based on Law No. 12529 of November 30, 2011. The Administrative Council for Economic Defense, or CADE, is the agency in charge of enforcing the competition rules.The antitrust law establishes a pre-merger notification regime for concentration transactions, with new turnover thresholds (one participant with gross revenue of 750 million Brazilian reals in Brazil and other participant with gross revenue of 75 million Brazilian reals in Brazil) and maximum time length for merger review procedure (240 days, extendable to 330 days).On October 18, 2016, CADE issued the Resolution No 17, which changed the rules concerning the mandatory notification of the so called ‘associative agreements’. The new regulation tends to reduce notifications of associative agreements that do not raise antitrust concerns.
Licenses
The main licenses and concessions held by Telefónica in Brazil are listed at the end of this Appendix VI under the title “Main concessions and licenses held by the Telefónica Group”.
In the state of São Paulo, Telefônica Brasil provides local and national long-distance fixed switched telephony services (STFC) under the so-called public regime, through a concession agreement which is expected to remain in force until 2025. On October 4, 2019, Law 13.879/2019 (resulting from PLC 79/2016) was published. This Law introduces changes to the telecommunications regulatory framework and is expected to have a significant impact on this industry, by allowing fixed-line concessions operators to migrate from a grant regime (in which the underlying assets reverts to the government at the end of the concession) to an authorization regime. According to the Law, ANATEL will be responsible for estimating the gains obtained by operators as a result of migrating from one regime to the other. The amount of such gains will translate into broadband related projects, which will need to be defined by ANATEL. Alternatively, if an operator chooses not to migrate to the authorization regime, existing contracts could be renewed beyond 2025. Additionally, in December 2019, a public consultation was launched to hire a consultant agency that will assist ANATEL in formulating the rules to be followed by operators who wish to migrate from the grant regime to the authorization regime. There is still a long process to an effective migration from one model to another, which can translate into an estimated period of between 12 and 18 months Until ANATEL regulate conditions and valuation criteria for migration, it is not possible to estimate the hypothetical investment obligations that ANATEL could impose on the concessionaires, including Telefónica Brazil.
At December 31, 2019, the estimated residual value of reversible assets was 8,260 million Brazilian reals (approximately 1,825 million euros under the exchange rate applicable on such date), 8,622 million Brazilian reals as of December 31, 2018 (approximately 1,943 million euros under the exchange rate applicable on such date).
In the other Brazilian states, Telefônica Brasil provides local, international and long-distance STFC, personal mobile service (SMP) and broadband multimedia communication services (which include the provision of fixed broadband connection) and pay TV services, all under the private regime.
Generally, current spectrum authorizations are valid for 15 years and can be renewed only once. Although the newly approved Law 13,879/2019 admits successive spectrum renewals, we cannot guarantee that the new conditions will apply to existing licenses. ANATEL may interpret that the new renewal conditions are valid only for authorizations issued from now. The Agency may also determine mandatory “refarming” processes in certain spectrum bands and refuse renewal requests. A refarming process can reduce the amount of spectrum available for each operator, depending on the configuration of the new blocks.
In particular, spectrum licences in the 850 MHz band will expire between 2020 and 2028. If a renewal is not allowed, it would be necessary to compete for new licenses in a spectrum auction. In addition, the coverage of our mobile services would be significantly affected. In certain regions, our services may be unavailable.
Regarding the 2.5 GHz and 450 MHz spectrum bands, licensed in certain cities, the regulator issued a decision in June 2019, which has been challenged, by Telefonica allowing the use of a satellite solution to meet existing commitments and obligations to increase the connection speed and ordering the termination of licenses relating to the 451 MHz to 458 MHz and 461 MHz to 468 MHz frequencies in cases where relevant operators have not used such frequencies within the deadline set in the relevant auction notice. Telefónica had not provided any services through the 450 MHz band by the relevant deadline, as relevant equipment was not available at such time. If challenges brought against this decision are not successful, Telefónica could lose its right to exploit the 450 MHz band.
In 2014, Telefónica Brazil acquired a license to use the700 MHz band. According to the bidding document, the awarded operators are obliged to constitute an independent entity in charge of the 700 MHz (currently, the band occupied by analog TV) reordering. This entity will have the financial resources to provide the equipment and support for the analog TV providers and for the final users (which, subject to the fulfillment of certain conditions, will have the right to receive Digital TV receivers). The federal regulation establishes a deadline for the implementation of the reorganization that ends in December 2018. Some interference problems were detected and solved during 2019. Currently, the 700MHz spectrum can be used for SMP coverage throughout the country.
On February 6, 2020, ANATEL has published a proposal regarding the 5G auction, that will be incorporated into a public consultation. It is expected that the auction will take place at the end of 2020 or 2021.The frequencies to be auctioned are 20 MHz of 700 MHz band for national blocks, 90 MHz of 2.3 GHz band for regional blocks, 400 MHz of 3.5 GHz for national and regional blocks and 3,200 MHz of 26 GHz for national and regional blocks.
Finally, the renewal of the Group’s spectrum in the 850 MHz band, in Rio de Janeiro (2020) and Brasilia (2021) is still pending.
Interconnection, tariffs and prices

Interconnection among public networks is mandatory in Brazil. Generally, parties can freely negotiate the terms and conditions about technical points, economic discounts and rights/obligations, of the interconnection agreements. Interconnection rates for fixed network operators identified as operators with SMP (Resolution No. 588/2012) are defined by ANATEL; the interconnection rates for the use of mobile operators networks (Resolution No. 438/2006), may be agreed between the parties. However, if the parties fail to reach a consensus, particularly regarding charges to fixed operators (Resolution No. 576/2011), ANATEL imposes the rates to be used. The mobile termination market is based on the model of incremental costs and, pursuant to applicable laws, reductions of VU-M must be reflected in VC1 (retail price paid by users for local fixed-mobile calls) and VC2 and VC3 (retail price paid by users for national long distance fixed-mobile calls).
The Telefónica Group, including VIVO, has been identified as an operator with SMP in the following markets: (i) fixed network infrastructure access for data transmission in copper pairs or coaxial cables at speeds up to 12 MBps in the region of São Paulo; (ii) wholesale fixed network infrastructure to transport local and long distance transmission at speeds up to 34 MBps in the region of São Paulo; (iii) passive ducts and trenches infrastructure throughout Brazil; (iv) call termination on mobile network in Brazil; (v) national roaming market throughout Brazil.
ANATEL's Resolution no. 694/2018 in July 2018 changed the PGMC, which, besides others changes, recognized a new relevant wholesale market of high capacity data transport services with speeds higher than 34 Mbps, in which Telefónica is established as SMP throughout Brazil. There are pending administrative proceedings before ANATEL questioning the number of cities in which VIVO has been recognized as SMP.
In addition, operators without SMP are no longer entitled to charge fixed termination fees up to 20% higher than the highest fee adopted by fixed operators with SMP in the same region, since the publication of the Resolution no. 694/2018 in July 2018.
Further, ANATEL’s Resolution No. 694 of July 17, 2018, changed article 41 of the Appendix II of the General Plan of Competition Goals (PGMC), and established the “bill and keep” between SMP and the non-SMP operators as 50/50%, from February 24, 2018 for the next 4 years, when this might be revised by ANATEL. Accordingly, the VU-M values (in Brazilian reals) for 2020 applicable to Telefónica Brazil are the following: i) Region I: 0,01863; ii) Region 2: 0,02128; and iii) Region 3: 0,04342.
Regulation on Universal Service
Currently, only Fixed Switched Telephony Services are subject to universalization obligations. These obligations are established in the General Plan of Universalization Targets (Plano Geral de Metas de Universalização - PGMU) and can be reviewed every five years.
Mexico
General regulatory framework
In Mexico, the provision of telecommunication services is governed by the Constitution and the Federal Telecommunication and Broadcasting Law (LFTy R), published on July 14, 2014, among others.
The Federal Telecommunications Institute (IFT) is the authority responsible for the regulation, promotion and supervision of the use, development and exploitation of radio spectrum, networks and the provision of broadcasting services and telecommunications, as well as the antitrust authority for broadcasting and telecommunications sectors. Furthermore, on August 26, 2015, a special division on Telecommunications affairs was established by the Consumers Affair Authority to monitor, coordinate, control, substantiate and resolve conciliation, arbitration and infringements, review, modification and grant the use of adhesion contracts in terms of Federal Consumer Act.
The IFT, as the Mexican national authority in communications and broadcasting sectors, declared in 2014 the “América Móvil Group” a preponderant operator in the telecommunications market, imposing it specific measures with asymmetric obligations in order to avoid damaging competition and free market participation. Within these measures are the imposition of a regulated framework interconnection agreement and a set of reference offers for: leasing of dedicated links, access and shared use of passive infrastructure in fixed and mobile networks, MVNOs, roaming and local loop unbundling. In this sense, on November 17, 2016, Telefónica México and América Móvil Group signed an agreement in order for America Móvil to provide the wholesale service of national roaming in the areas where Telefónica México currently has no coverage. This was done in light of the specific measures with asymmetric obligations imposed by the IFT to the Preponderant Economic Agent.
The Federal Law of Economic Competition published on May 23, 2014, its regulations and the Regulatory Provisions of the Federal Law of Economic Competition for telecommunications and broadcasting published by the IFT on January 12, 2015, constitute the applicable regulatory framework by the IFT in terms of economic competition for the broadcasting and telecommunications sectors.
Licenses
The main licenses and concessions to use spectrum are shown in the table at the end of this Annex.
Pegaso PCS, S.A. de C.V. (Pegaso PCS) has multiple licenses to use a public telecommunications network and to use spectrum for the provision of mobile and fixed local service nationwide, long distance and public telephony.
In August 2018, the IFT awarded Telefónica two blocks of 20MHz on the 2500-2690MHz band, which is considered technologically neutral. It will be used mainly to increase the capacity of existing LTE services. The rules and the procedure of the auction were challenged by a third-party operator On November 28, 2019, this dispute was resolved in favor of Telefónica.
In Mexico, Telefónica México accepted the terms and conditions, established by the Instituto Federal de Telecomunicaicones (“IFT”) for the renewal of the 1900 MHz license, which expired in 2018.Notwithstanding the foregoing, on November 21, 2019, Pegaso PCS, S.A. de C.V. notified Ifetel of the waiver of its spectrum concessions with the total return of the 2500 MHz band and partial return of spectrum by Telefónica of the 1900 MHz band of between 10 and 20 MHz in regions 2, 3, 4, 6, 7, 8 and 9 in the year 2019.

Prices and tariffs
Tariffs charged to customers are not regulated. They are set by mobile operating companies and must be registered with the IFT, in order to be enforced.
Interconnection
On November 13, 2018, the IFT published the MTRs applicable to solve any conflicts regarding MTR during 2020. Such MTRs were set, for the Preponderant Economic Agent (Radiomóvil Dipsa, S.A. de CV- Telcel) at 0.025771 Pesos per minute, while for the non-preponderant ones they were set at 0.099287 Pesos per minute. These rates were calculated using the same method that was used the past years but adjusting the variables in the cost model. Both this decision and the one that established the MTRs applicable to 2018 and 2019 were challenged by Telefónica.
Foreign ownership/restrictions on transfer of ownership
Since the amendments to the Constitution published in June 2013 foreign investment (FDI) up to one hundred percent in telecommunications is allowed.
Chile
General regulatory framework
The General Telecommunications Law No. 18168 of 1982, as amended, establishes the legal framework for the provision of telecommunications services in Chile. The main regulatory authority in Chile is SUBTEL (the Under-Secretary of Telecommunications). On February 13, 2014, the Regulation on Telecommunications Services was published and came into force on June 14, 2014, regulating a number of new services as Internet, Pay TV, etc.
In May 2014, law No. 20750 allowing the introduction of DTT was published in the Official Journal. It set an extensible deadline of 5 years for the blackout analog. It also set forth that the concessions of free-to-air broadcasting could be nationwide, regional, local and with European coverage. It also set forth the mandatory application of “Granted Retransmission” when two requirements are met: (i) digital coverage for at least 85% of the total population in the service area and (ii) the “must carry” of, at less four regional channels (as long as it is technologically feasible and the service area remains unaltered) is fulfilled. It also established that football matches of Chilean national soccer team would be broadcasted by free-to-air channels. On April 15, 2015, SUBTEL published in the Official Journal the Digital Broadcasting TV Plan.
The principal regulation concerning competition in Chile is Decree No. 211 of 1973, whose current text was established in Law Decree No. 1 of 2005 (Ministerio of Economía, Fomento y Reconstrucción). The Competition Court deals with infringements of competition law. This Law Nº 20.945 was published on August 30, 2016. The law increases the administrative fines up to 30% of the sales relating to the product line or services associated with the infringement during the period in which the alleged infringement took place, or up to the double of the economic profit reached by the infringement.
Other relevant laws that have an impact on the operation are Law No. 20,808, published in the Official Gazette on January 28, 2015, which protects the free choice of users in cable, Internet or telephony services, and Law No. 21,046 that establishes the obligation of a guaranteed minimum speed of Internet access, published in the Official Gazette of November 25, 2017.
Licenses
The main licenses and concessions to use spectrum are shown in the table at the end of this Annex.
Additionally, Telefónica Chile has been granted licenses of public local phone services, Voice Over Internet Protocol services, concessions of long distance and concessions to install and exploit the national fiber optic network and mobile satellite. 2.6 GHz and 700 MHz concessions established an obligation for Telefónica Móviles Chile to provide a wholesale service to MVNOs, for what the latter had to published a completely Facilities Offer (including prices), available in non-discriminatory terms.
In September 2015, Decree No. 71/2015 of the Ministry of Transport and Telecommunications was published in the Official Journal, which granted to Telefónica Móviles Chile a service concession for transmitting data on the 713-748 MHz and 768-803 MHz frequency bands. A frequency block at the national level of 2x10 MHz was also awarded to the company through an auction procedure.
In Chile, the enforcement of the ruling issued by the Supreme Court ordering Telefónica Móviles Chile ("TMCH") to relinquish part of the spectrum acquired in 2014 (20 MHz) in the 700 MHz band, The court decision requires TMCH to dispose of 20 MHz, however allows TMCH to choose the band from which spectrum is relinquished. This decision must be complied with before 17 October 2021 and therefore, in November 2019 TMCH presented to Subtel and the TDLC the proposed bidding rules for TMCH’s direct sale of 10 MHz in the 1900 MHz band. The remaining 10 MHz were returned to Subtel through the resignation over two concessions in the 3500 MHz band (in the southern part of the country) that were not in use.
On December 5, 2019, and after consulting procedure, the TDLC notified resolution 59 through which it modified the 60 MHz cap, establishing percentage caps by macrobands. Against this resolution, claims were filed by some operators and Conadecus, which must be resolved by the Supreme Court.
Additionally, regarding the 3.5 GHz band, Subtel issued a decision on June 21, 2018 regarding the 3.4-3.8 GHz spectrum band, which, among other things, has suspended the granting of authorizations, the modification of concessions and the reception of network roll-outs in connection with this spectrum band. Its purpose is to carry out an in-depth study on the efficiency of the usage of this band for 5G and with the purpose of ensuring the efficient usage of this band in light of international best practices and the need for efficient spectrum management. The decision had a limited impact on Telefónica's operations as Telefónica Chile, S.A. only has 50 MHz of spectrum assigned in that band in Regions XI and XII (representing less than 2% of the population) those that were returned to Subtel through the concession waiver mechanism, as noted above. On October 3, 2018, Subtel modified the above mentioned resolution and resolved to release part of this spectrum to enable operators to provide wireless fixed services.
On November 20, 2018, Telefónica Chile, S.A. requested the TDFC to initiate a consultation process to determine whether the decision of Subtel regarding 3.5 GHz band violates competition law. The deadline for third parties to provide background information expired on February 18, 2019. To date, the resolution of the TDLC is pending.
On January 14, 2020, SUBTEL launched a public consultation on the upcoming auction, which is available for comments until February 14, 2020. SUBTEL intends to auction 30-year concessions in four bands - a total of 20MHz will be made available in the 700MHz band, 30MHz in the AWS band, 150 MHz in the 3.5 GHz band and 800 MHz in the 28GHz band.
Prices and tariffs
Public telecommunication services prices and prices for intermediate telecommunication services are freely established by operators, unless there is an express resolution by Chile's Competition Court on existing conditions in the market confirming that there is not enough competition. Additionally, maximum prices for interconnection services (access charges for network use, mainly) are subject to tariff regulation for all operators, being set by stipulated procedures.
The Ministries set maximum tariffs under efficient operator model basis.
Maximum tariffs for telephony services are set every five years jointly by the Ministry of Transport and Telecommunications and the Ministry of Economy.
Interconnection
Interconnection is obligatory for all license holders with the same type of public telecommunications services and between telephony public services and intermediate services that provide international long distance services. Every five years, SUBTEL sets the applicable tariffs for services provided through the interconnected networks.
A Tariff Decree regarding fixed termination rate was adopted for the 2014-2019 period. The new tariff came into force on May 8, 2014, and it applied a reduction of 37% from the one demanded the previous period. The new tariff decree for the period 2019-2024, which will enter into force retroactively in May 2019, is still under review by the Comptroller General of the Republic and represents a 65% drop from the previous value to reach a value of 1.3 CLP per minute during normal business hours.
Regarding mobile termination rates, on February 5, 2019, Subtel notified TMCH a new proposal on tariff decree, which will be applicable for the next 5 years, The average tariff which will apply until 2024 was 1.8 CLP per minute (0.0024 euros , without VAT, based on the exchange rate as of February 6, 2019, to be charged on a per second basis). The validity of the new tariff decree starts on January 26, 2019.

Argentina
General regulatory framework
The basic legal framework for the provision of telecommunications services in Argentina is set forth in the Law “Argentina Digital” No. 27078 issued on January 7, 2015. This legal framework declared of public interest the development and regulation of information technology, communications and its associated resources (TIC´s). Thus, this law became the specific regulatory regime for the free market, including rules on interconnection, universal service and radio spectrum, and setting out the principles of network neutrality and giving to the technological, informational and communicational companies the possibility of providing broadcasting services (except satellite infrastructure), and setting a single license system.
Additionally, the Government approved the Decree No. 267/2015, published in the Official Gazette on January 4, 2016, which amended the Argentina Digital Act creating the National Communication Agency (ENACOM), which is the continuation of the Federal Authority for ICTs (Autoridad Federal de Tecnologías de la Información y las Comunicaciones). Additionally, the Decree No. 1340/2016, which was published on January 2, 2017 instructed the Ente Nacional de Comunicaciones to issue new regulations during 2017 which would ensure the allocation of new frequency bands for provision of wireless or fixed wireless services and would enable the reassignment of frequencies previously granted to other providers. Furthermore, it confirmed the authorization to Telefónica de Argentina and Telefónica Móviles Argentina to provide broadcasting services by subscription from January 1, 2018 in the cities of Buenos Aires, Córdoba y Rosario, while a mechanism is established for the rest of the country based on the protection of small and medium-size providers and cooperatives. Finally, some standards were set forth in the law for the establishment of the Interconnection Regulation, such as the asymmetric rates regime and the automatic roaming service.
Furthermore, “Law on Defense of Competition” No. 27442 prohibits any acts or behaviors contrary to such law and establishes an authority of competition that is pending to be constituted In the meantime, the Secretary of Commerce continues to act, assisted by the National Commission for the Defense of Competition created by Law No. 22262.
Licenses
The main licenses and concessions to use spectrum are shown in the table at the end of this Annex.
Additionally, Telefónica de Argentina has licenses for an indefinite period of time for the provision of communications services; local telephone services; long-distance national and international, telex, international communication and data transfer services; national and international value-added services, and other telecommunication services provided by the different license agreements entered into with the National State, and administrative acts entered into with the National State.
Since the promulgation of the “Argentina Digital” legal framework No. 27078, the licenses system became a license-only system, without prejudice to the corresponding inscription of each service in the terms that the Authority of Application determines, and has national scope. For this purpose, the legal framework contained transitional provisions under which licenses outstanding at the time of the promulgation of that Act that were called “Single Telecommunication Service License” would be considered under the new regime as “Single Argentina Digital License” with the same content, scope and effects.
Otherwise, Argentina Digital Act No. 27078 ruled that the telecommunication licensees may require a license to provide subscription television services, except those provided through a satellite link. Nevertheless, from the promulgation of the Decree No. 267/2015, amending the aforementioned Act, some telecommunication licensees, including Telefónica de Argentina, S.A. and Telefónica Móviles Argentina, S.A., may provide broadcasting services by subscription since January 1, 2018 in certain areas and will be able to progressively extend to others.
On January 21, 2019, the government issued a decree (Decreto de Necesidad y Urgencia) that contemplates the possibility of auctioning the spectrum previously reserved for ARSAT (a public company). The spectrum that was reserved for ARSAT includes 20 MHz in the 700 MHz band (national), 50 MHz in the AWS band (national) and 20 MHz in the 1900 MHz band (regional).
Prices and tariffs
Additionally, the “Argentina Digital” legal framework establishes that providers of TIC´s services may freely set rates and/or prices for their service which shall be reasonable and fair, covering all the operation costs and a consequent reasonable profit margin. The Law also declares that the basic telephone service maintains the condition of “public service”.
Interconnection
The National Entity of Communications (ENACOM) has the power to control prices and tariffs, and also to set them in order to the general costs or other compensation mechanism.
The Ministry of Modernization issued resolution 286/2018 establishing a new interconnection regulation. Based on this, ENACOM set a local termination rate in the Fixed Telephony Service's networks equivalent to US $ 0.0045 per minute, for the local transit service a rate equivalent 0.0010 dollars per minute and for the service of long distance transport a rate equivalent to 0.0027 dollars per minute. A rate of 0.0108 dollars per minute applies to termination services in mobile networks.
Colombia
General regulatory framework
In Colombia there are different agencies responsible for decision-making in the Information Technology and Communications sector (ICT), among them are the Ministry of Information and Communication Technologies (MinTIC), the Communications Regulation Commission (CRC), the National Spectrum Agency (ANE), the Superintendence of Industry and Commerce (SIC).
Through Law 1341 of July 30, 2009, as amended by Law 1978 of 2019, ICT sector is modernized, the competences are distributed and a single regulator is created, with the purpose of encouraging investment in the sector and focus on connectivity, creating more and better services, as well as unifying the regulatory framework and strengthening public television and radio, a step is taken to a broader sector that involves the use and appropriation of ICT in all The themes of the Company.
Likewise, article 10 of Law 1341 of 2009 establishes the general rating regime for the provision of telecommunications networks and services, this rating is understood to be formally assorted, when the interested party is registered in the ICT register, provided by Article 15 of the abovementioned Law, in the same way. With the reform of this Law carried out with the Law 1978 of 2019, the subscription television service is included as provision of telecommunications networks and services and by virtue of the provisions of the transition regime established by such last mentioned regulation, the operators that to date of its publication, had concession contracts for the provision of television can qualify for general authorization and provide services in an environment of technological neutrality. Furthermore,telecommunications services keeps its status as public services in charge of the State.
Also, in accordance with the provisions of Article 11 of the Law 1341 of 2009, the use of the spectrum requires prior, express and granted permission by the MinTIC. As of 2019, the validity of the use permit is extended of spectrum and its renewal from 10 to 20 years. The regulation provides that the granting or renewal of the permit to use a segment of the radio spectrum will result in payment, in favor of the Information and Communications Technology Fund and in charge of the permit holder. This consideration may be partially paid, up to 60% of the total amount, through the execution of obligations to do, to expand the quality, capacity and coverage of the service, which benefits the poor and vulnerable population, or in remote areas, in public schools located in rural areas and other official institutions such as health centers and public libraries, as well as providing emergency networks.
Furthermore, in accordance with the provisions of article 23 of Law 1341 of 2009, modified in 2019, operators are generally authorized to provide telecommunications networks and services, which include the provision of Cellular Mobile Telephony, Fixed telephony and internet access services. Finally, as of July 26, 2019, by virtue of the acceptance of the general rating regime and the provisions of article 68 of Law 1341 of 209, modified in 2019, the subscription television service is included in the provision of telecommunications services.
On the other hand, the Colombian competition law is included in Law No. 155/1959, Decree No. 2153/1992 and Law No. 1340/2009 on restrictive trade practices.
Licenses
The spectrum use permits are as follows:
Resolution 597 of 2014, whereby the permit for the use of the spectrum was renewed in the bands 835.020 MHz to 844.980 MHz, 846.510 MHz to 848.970, 880.020 to 889.980 MHz, 891.510 MHz to 893,970 MHz, 1870 MHz to 1877.5 MHz and 1950 MHz to 1957.5, until March 28, 2024.

Resolution 2105 of 2011, whereby Telefónica Colombia was assigned permission to provide mobile services with 15 MHz of spectrum in the 1900 MHz band allocated in accordance with the conditions of the process provided for in Resolution 1157 of 2011. With this assignment, Telefónica Colombia has a total of 55 MHz of spectrum to provide mobile services distributed as follows: 30 MHz in the band in 1900 and 25 MHz in the band 850. The duration of the permit granted in 2011, for the use of 15 MHz in the 1900 band is 10 years as of October 20, 2011 extendable in accordance with the Law.
Similarly, in the 4G auction process, the Company obtained 30 MHz of spectrum in the band of 1710 MHz to 1755 MHz paired with 2110 MHz to 2,155 MHz, a resource that was assigned by Resolution 2625 of 2013, with a validity of 10 years, confirmed by Resolution 4121 of October 25, 2013. The duration of this license is 10 years, extendable in accordance with the Law.
On the other hand, with the issuance of the 1978 law of 2019, or of ICT modernization, the duration of the licenses for the use of the spectrum was extended by up to 20 years. It also establishes that the consideration for the use of the spectrum may be partially paid, up to 60% of the total amount, through the execution of obligations to do, to expand the quality, capacity and coverage of the service, which benefits the poor and vulnerable population, or in remote areas, in public schools located in rural areas and other official institutions such as health centers and public libraries, as well as providing emergency networks.
In December 2019, the ICT Ministry launched an auction process in the 700 MHz, 1900 MHz and 2500 MHz bands. Although Telefónica participated in this process, it decided not to acquire permits for the use of spectrum in these bands due to the high cost of the spectrum and the obligations associated with the licenses.
Interconnection
Mobile and fixed operators in Colombia have the right to interconnect to other operators’ networks. Before the intervention of regulatory authorities, operators must attempt direct negotiations. Interconnection must assure compliance with the objectives of non-discriminatory treatment, transparency, prices based on costs plus a reasonable profit and promotion of competition.
In February 2017, the CRC published resolution 5108 establishing, starting in 2017, symmetric reductions of 11.4 Colombian pesos per minute and 4.3 million Colombian pesos per monthly capacity to the termination rates for established operators and asymmetric termination rates of 24.58 Colombian pesos per minute and 9.8 million Colombian pesos per monthly capacity for new entrant operators in a five-year period. The CRC also adopted measures to promote the entry of MVNOs, including the regulation of prices for the access to the mobile networks.
In 2019, the CRC issued Resolution 5827 modifying theremuneration of the national automatic roaming (Roaming Automático Nacional or RAN) and the methodology to remunerate Mobile Virtual Network Operators (MVNO) service. In RAN, incoming traffic in voice processed with the National Automatic Roaming service will be remunerated by the Source Network Provider (who makes use of the facility) to the Visited Network Provider (Network Owner) for the charge value mobile access and not by RAN. This only applies when the Visited network provider has jointly deployed 3 or less sectors in 2G or 3G technologies.
In MVNO, he value of the average income (IPROM) in voice and data on which the discount is applied becomes calculated as the minimum between the average income per minute (ARPM) of the last two quarters prior to the report of the income and traffic information.

Prices and tariffs
The Technologies of Information and Communications Law provides for a free pricing system for communication services, unless there are market failures or quality problems. From 2016 retail tariffs for fix to mobile calls are no longer regulated except for TIGO (one of the commercial names under which Colombia Movil operates) which still holds concession for the provision of personal communication services (PCS´s).
Television services

The Colombian national Television V authority (Autoridad Nacional de Televisión or ANTV) published the payment regime applicable to subscription television operators for providing their services, which has been in force since November 1, 2017. This regime sets forth variable tariffs based on income or fixed tariffs per user (whichever is higher), based on the population of each municipality.
With the modification in 2019 of the Law 1341 of 2009, the subscription television service is included as provision of telecommunications networks and services and, by virtue of the provisions of the transition regime, the operators that to date its publication, had concession contracts for the provision of television, can qualify for general authorization and provide services in an environment of technological neutrality.
In this regard, the consideration for the provision of the subscription television service is included in the general consideration regime established by the Law for the provision of telecommunications networks and services as from July 26, 2019, the date on which the general authorization regime was formalized.
Peru
General regulatory framework
The provision of telecommunications services in Peru is governed by the Telecommunications Law, its General Regulation and related regulations. In July 2012, the Peruvian Congress approved the Law of Promotion of the Broad Band and Construction of the National Fiber Optic Backbone, Law No. 29904. This Law declared both (i) the construction of a National Fiber Optic Backbone available to the government to make possible the connectivity by the broad band; and (ii) the access and use of the infrastructure associated with the public services of energy and hydrocarbon to facilitate the display of the telecommunication network for the provision of the broad band of public necessity. In addition, Law No. 29904 implied that operators of electric, transport and hydrocarbon infrastructure projects would have to install fiber optic that would be available to the government and given in concession to telecommunication operators. Also, this law established that a percentage of the capacity of the National Fiber Optic Backbone would be reserved to the government to satisfy its necessities. Additionally, this Law incorporated the obligation of the Internet services providers to comply with the Net Neutrality regulations. In this sense, the NRA, the Organismo Supervisor de las Telecomunicaciones (OSIPTEL), adopted regulations aimed at providing clear guidelines on the implementation of the net neutrality regime adopted in Peru in 2012 that are in force since January 1, 2017.
Law No. 30083 was approved in September 2013, which seeks to strengthen competition in the public mobile market service by introducing MVNOs and mobile rural infrastructure operators (MRIO). Regulations developing the Act were published in August 2015.
The general competition framework in Peru is based on the Legislative Decree No. 1034. This Law it is applied, in the telecommunication sector, by OSIPTEL.
In November 2019, the government approved the Prior Control of Business Concentration Operations, applicable for those mergers, acquisitions, constitution of joint ventures or the acquisition of productive assets of economic agents that produce effects that restrict competition in the National territory. This regulation shall enter into force in August 2020.
Licenses
The main licenses and concessions to use spectrum are shown in the table at the end of this Annex.
In October 2018, The Ministry of Transport and Communications approved a new regulation for the reorganization of frequency bands, known as "refarming". This could result in a spectrum award process in 2019 or 2020.
The renewal of concessions for the provision of fixed-line services, valid until 2027, was denied by the Ministry of Transportation and Communications after a request submitted in December 2013. In addition, the renewal of the 1900 MHz band in all of Peru (except for Lima and Callao), which expired in 2018, and of other telecommunication services was requested. Regarding these renewal requests the Ministry of Transportation and Communication has not made a decision yet but the concessions are still valid until a final decision is made.
The cable distribution broadcasting service concessions were renewed in May 2016 until March 2032 and 2033, respectively.
In April 2016, Telefónica filed a renewal request in relation to the 1,900 MHz frequency spectrum for the Provincias (all of Peru except for Lima and Callao), which license expired in 2018. As of the date of this Annual Report, the decision of the Ministry of Transport and Communications in these proceedings is still pending and, according to the legislation, the underlying concessions remain in force as long as the proceedings are pending.
Prices and tariffs
Tariffs for fixed telephony services must be approved by OSIPTEL in accordance with a price cap formula based on a productivity factor. Rates charged by mobile providers to their customers have been subject to a free tariff regime supervised by OSIPTEL. Tariffs must be reported to OSIPTEL prior to implementation. On May 19, 2016, OSIPTEL adjusted the tariff maximum rate applicable to local calls made from Telefónica del Perú S.A.A.’s fixed telephones to mobile networks in PEN 0.0017 per second without IGV. This new rate is in force since May 21, 2016.
Interconnection
OSIPTEL started in November 2016 the process to amend the maximum MTRs. On December 21, 2018, the regulator, OSIPTEL, published the new MTRs. The new MTRs applicable to all operators of mobile public services was fixed at $ 0.00302 per minute rated at the second, which entails a 54% decrease from the previous rate ($ 0.00661 per minute rated at the second). The new rates have been in effect since January 1, 2019 and will remain in effect until a new MTR value is defined by the regulator.
Main concessions and licenses held by the Telefónica Group
The following tables list the concessions and licenses as at December 31, 2019 to use spectrum for mobile services and selected other applications in each country.

EUROPE	Frequency		Bandwidth (MHz)		Year of Exp. Date
Spain	800	MHz	20		2031
	900	MHz	29.6		2030
	1800	MHz	40		2030
	1900	MHz (TDD)	5		2020	(1)
	2100	MHz	29.6		2020	(1)
	2600	MHz	40		2030
	2600	MHz	20	(2)	2030
	2600	MHz (TDD)	10	(3)	2030
	3.5	GHz	40		2020	(1)
	3.7	GHz (TDD)	50		2038
United Kingdom	800	MHz	20		Indefinite	(4)
	900	MHz	34.8		Indefinite
	1800	MHz	11.6		Indefinite
	1900	MHz (TDD)	5		Indefinite
	2100	MHz	20		Indefinite
	2300	MHz (TDD)	40		Indefinite	(4)
	3.5	GHz (TDD)	40		Indefinite	(4)
Germany	700	MHz	20		2033
	800	MHz	20		2025
	900	MHz	20		2033
	1800	MHz	20		2033
	1800	MHz	20		2025
	1900	MHz (TDD)	5		2025
	1900	MHz (TDD)	5		2020
	2000	MHz (TDD)	14.2		2025
	2100	MHz	39.6		2020
	2100	MHz	29.7		2025
	2600	MHz	60		2025
	2600	MHz (TDD)	20		2025
	3.5	GHz (TDD)	70		2040
(1)Initial term until 2020, with the possibility of extending the concession until 18 April 2030.
(2) Regional licenses in Madrid and Melilla.
(3) National license excluding 2 regions (Madrid and Melilla).
(4) initial term of 20 years

BRAZIL (1)(2)	Frequency		Bandwidth (MHz)		Year of Exp. Date
	450	MHz	14	(3)	2027
	700	MHz	20		2029
	850	MHz	25	(4)	2020-2028	(5)
	900	MHz	5	(6)	2020-2023	(7)
	1800	MHz	20-50	(8)	2020-2023	(7)
	2100	MHz	20-30	(11)	2023
	2500	MHz	40	(9)	2027-2031	(10)
(1) Expiration date accounts for initial term of 15 years, another 15 years extension is contemplated in all licenses.
(2) Regional codes are included in Annex 1.
(3) SP State (towns with CN 13 to 19), MG and North East (AL, CE, PB, PE, PI, RN e SE).
(4) Except regions 2', 4', 6', 7', 7’’ and 10.
(5) Regional licenses expiring in different dates. This expiration date corresponds to the second 15 years term.
(6) Only in regions 3, 4, 4', 5, 6, 7, 8 and 9. Not in regions 1, 2, 2', 5', 6', 7', 7’’ and 10.
(7) Regional licenses: expiration and renewal dates are dependent on the region.
(8)20 MHz is the most common bandwidth, but it is higher in some regions (up to 50 MHz).
(9)40 MHz national license, plus Band P (20 MHz) in some areas.
(10) Band X will expire in 2027 and Band P will expire in 2031.
(11) 30 MHz in some regions.

HISPANOAMÉRICA	Frequency		Bandwidth (MHz)	Year of Exp. Date
Argentina	700	MHz	20	2033
	850	MHz (AMBA)	30	Indefinite
	850	MHz (Sur)	25	Indefinite
	1900	MHz (AMBA)	20	Indefinite
	1900	MHz (Norte)	50	Indefinite
	1900	MHz (Sur)	25	Indefinite
	1700	MHz/2100 MHz	20	2033
	2600	MHz	30	2035	(1)
	3.5	GHz	50	Indefinite	(2)
Chile	700	MHz	20	2045
	850	MHz	25	Indefinite
	1900	MHz	30	2032/2033	(3)
	2600	MHz	40	2043
	2600	MHz (TDD)	12	2038	(4)
Colombia	850	MHz	25	2024
	1700	MHz/2100 MHz	30	2023
	1900	MHz	15	2024
	1900	MHz	15	2021
Ecuador	850	MHz	25	2023
	1900	MHz	60	2023
Mexico(5)	850	MHz (Reg. 1, 2, 3, 4)	20	2020/2022	(6)
	850	MHz (Monterrey and surroundings)	1.92	2020
	1900	MHz (Reg. 1)	40	2020
	1900	MHz (Reg. 2)	50	2019/2022	(7)
	1900	MHz (Reg. 3)	60	2019/2020	(8)
	1900	MHz (Reg. 4)	50	2019/2020	(9)
	1900	MHz (Reg. 5)	50	2021
	1900	MHz (Reg. 6)	60	2019/2021	(10)
	1900	MHz (Reg.7)	60	2019/2020	(11)
	1900	MHz (Reg.8 - Guerrero, Oaxaca, Puebla,Tlaxcala and Veracruz)	60	2019/2022	(12)
	1900	MHz (Reg. 9 – Mexico D.F. )	70	2019/2021	(13)
	2600	MHz	40	2019	(14)
Peru	450	MHz	10	2028
	700	MHz	30	2036
	850	MHz	25	2030	(15)
	900	MHz (Lima and Callao)	10	2028
	900	MHz (Rest of provinces)	16	2028
	1700	MHz/2100 MHz	40	2033
	1900	MHz (Lima and Callao)	25	2030
	1900	MHz (Rest of provinces)	25	2018	(16)
	3.5	GHz	50	2027
Uruguay	700	MHz	30	2037
	850	MHz	25	2024
	1900	MHz	20	2022/2024	(17)
	1900	MHz	40	2033
	2600	MHz	40	2045
Venezuela	850	MHz	25	2022
	1900	MHz	50	2022

	1700	MHz/2100 MHz	20	2022
	2600	MHz	40	2029
	3.5	GHz	50	2026
Costa Rica	850	MHz	10.6	2026
	1800	MHz	30	2026
	1800	MHz	20	2032
	2100	MHz	20	2026
	2100	MHz	20	2032
El Salvador	850	MHz	25	2038
	1900	MHz	30	2041
(1) Covering 65% of the population.
(2) Only in 37 locations.
(3)20 MHz expires in November 2032; 10 MHz in April 2033. Ongoing process to return 10MHz by 2021 as a result of the ‘Subtel’ (Chilean National Regulator) proposal to comply with the High Court resolution (June 2018) that mandates operators to return certain amount of spectrum they acquired in the 700MHz auction in 2014.
(4) Only in Metropolitan Region.
(5) Regional codes are included in Annex 2.
(6) In Regions 1, 3 and 4: 20 MHz expires in 2020; In Region 2: 20 MHz expires in 2022.
(7)10 MHz expires in 31.12.2019; 40 MHz expires in 31.06.2022.
(8)20 MHz expires in 31.12.2019; 40 MHz expires in 31.12.2020.
(9)10 MHz expires in 31.12.2019; 40 MHz expires in 31.12.2020.
(10)10 MHz expires in 31.12.2019; 50 MHz expires in 31.12.2021.
(11)10 MHz expires in 31.12.2019; 50 MHz expires in 31.12.2020.
(12)10 MHz expires in 31.12.2019; 50 MHz expires in 30.06.2022.
(13)10 MHz expires in 31.12.2019; 60 MHz expires in 31.12.2021.
(14)40 MHz expires in 31.12.2019.
*The concessions indicated in points (6) to (14) have been renounced by Pegaso PCS, SA DE CV, anticipating its expiration dates to the dates listed. This renounce was notified to IFETEL on November 21, 2019.
(15) Provinces of Lima and Callao: expiration date of March 2030; rest of provinces in December 2030.
(16) Under review. Extension requested on May 30, 2016. According to the law, the license maintains its validity until the Ministry of Transport and Communications decides.
(17)10 MHz expires in 2022; 10 MHz in 2024.

Telefónica seeks to use its spectrum in the most efficient way, implementing LTE and LTE-Advanced where possible.
Besides the spectrum assets included in the above tables, Telefónica owns other assets of spectrum used for other services in higher frequency ranges (above 6 GHz), including access transport.